SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]


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EQUITY/DOMESTIC
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Scudder 21st Century
Growth Fund

Class S Shares

Fund #050










Annual Report
July 31, 2000

For investors seeking long-term growth of capital by investing primarily in common stocks of emerging growth companies poised to be leaders in the 21st century.

Contents
--------------------------------------------------------------------------------

          4 Letter from the Fund's President

          6 Performance Update

          8 Portfolio Summary

         10 Portfolio Management Discussion

         16 Glossary of Investment Terms

         18 Investment Portfolio

         25 Financial Statements

         28 Financial Highlights

         29 Notes to Financial Statements

         38 Report of Independent Accountants

         39 Tax Information

         40 Shareholder Meeting Results

         41 Officers and Trustees

         42 Investment Products and Services

         44 Account Management Resources

Scudder 21st Century Growth Fund

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ticker symbol SCTGX                                              fund number 050
--------------------------------------------------------------------------------

Date of Inception:    o  The Class S shares of Scudder 21st Century Growth
9/9/96                   Fund's total return was 51.52% for the 12 months
                         ended July 31, 2000, while its benchmark, the unmanaged
                         Russell 2000 Growth Index, returned 21.13%.
Total Net Assets of
Class S shares as of  o  The fund has benefited from investments in small
7/31/00:                 companies in niche markets, with solid franchises,
$352 million             predictable earnings, and strong balance sheets.

                      o While well-managed technology companies have helped the fund, performance has also been enhanced by investments in the natural gas sector, particularly in companies involved in gas exploration and development.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Thanks largely to technology companies, small-cap growth stocks were very strong performers during the past 12 months, and your fund's performance was even better. For the 12 months ended July 31, 2000, Scudder 21st Century Growth Fund's Class S shares' total return was 51.52%, while its benchmark, the Russell 2000 Growth Index, returned 21.13%.

As noted in the interview that begins on page 10, the market environment for small-cap stocks changed dramatically earlier this year. August 1, 1999 to March 15, 2000 was a period of very strong performance for small-cap stocks, especially initial public offerings and technology stocks. Relative to earnings, stock prices for some technology companies reached extreme levels this past autumn and winter.

In mid-March, however, the tide turned and prices of many small-cap stocks, particularly those linked to the Internet, declined dramatically. As perceptions about U.S. interest rates and inflation shifted, many investors turned away from unprofitable technology firms with lofty goals but weak business plans. Some consumer-oriented "dot-coms" either went out of business or were bought by other companies.

Now, however, we believe there is renewed interest in small-cap investing on a global basis as investors seek companies with real earnings and above-average growth potential. And although there is added risk in small-company growth stocks, I believe the fund's recent performance illustrates the enormous potential that can come from a diversified portfolio of well-managed, fundamentally sound small growth companies.

If you have any questions regarding Scudder 21st Century Growth Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder 21st Century Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

        Scudder 21st Century Growth
            Fund -- Class S shares         Russell 2000 Growth Index*

   9/96**         10000                            10000
   1/97            9413                            10277
   7/97           10214                            11090
   1/98           10063                            11173
   7/98           10508                            10944
   1/99           12087                            11980
   7/99           14675                            12534
   1/00           23239                            16252
   7/00           22235                            15182

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return

                               Growth of                              Average
Period ended 7/31/2000          $10,000             Cumulative        Annual
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund -- Class S shares
--------------------------------------------------------------------------------
1 year                         $  15,152               51.52%         51.52%
--------------------------------------------------------------------------------
Life of Fund**                 $  23,347              133.47%         24.33%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $  12,113               21.13%         21.13%
--------------------------------------------------------------------------------
Life of Fund**                 $  15,182               51.82%         11.50%
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER 21ST CENTURY GROWTH FUND -- CLASS S SHARES TOTAL RETURN (%) AND RUSSELL 2000 GROWTH INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended July 31

                                1997**          1998        1999          2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                       7.25           2.87       39.65         51.52
--------------------------------------------------------------------------------
Index Total
Return (%)                      10.90          -1.32       14.53         21.13
--------------------------------------------------------------------------------
Net Asset Value ($)             12.87          13.24       18.48         27.25
--------------------------------------------------------------------------------
Income
Dividends ($)                     --             --           --           --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                 --             --           --           .82
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

     On May 1, 2000, existing shares of the Fund were redesignated as Class S shares. The total return information provided is for the Fund's Class S shares.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the expenses, total returns for the Class would have been lower.

Portfolio Summary
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                                                                   July 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

                                                             The fund retained a
                                                            modest cash position
                                                              during the period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Common Stock                95%
    Cash Equivalents             5%
------------------------------------
                               100%
------------------------------------



--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

                                                          While technology makes
                                                                  up the largest
                                                          weighting, this widely
                                                            diversified fund has
                                                            holdings in 11 other
                                                               industry sectors.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Technology                  35%
    Manufacturing               14%
    Health                       9%
    Energy                       9%
    Service Industries           7%
    Durables                     7%
    Communications               5%
    Consumer Discretionary       5%
    Construction                 4%
    Other                        5%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(23% of Portfolio)

                                                         The fund benefited from
                                                        weightings in technology
                                                            and energy that were
                                                                 higher than its
                                                             benchmark, and from
                                                           strong performance by
                                                              portfolio holdings
                                                           within these sectors.

  1.     Power-One, Inc.
         Manufacturer of power supplies for electronic equipment manufacturers

  2.     Mercury Interactive Corp.
         Producer of automated software testing tools

  3.     Silicon Storage Technology, Inc.
         Designer of memory chips

  4.     Polycom, Inc.
         Manufacturer of audio and data conferencing products

  5.     Trex Company, Inc.
         Manufacturer of non-wood decking alternative products

  6.     Internet Security Systems, Inc.
         Provider of security management solutions for the Internet

  7.     Antec Corp.
         Developer and supplier of optical transmission equipment for cable TV

  8.     Advent Software, Inc.
         Provider of stand-alone and client/server software products

  9.     Cabot Microelectronics Corp.
         Manufacturer of slurries used in chemical mechanical planarization

 10.     National Computer Systems, Inc.
         Provider of software, services and systems for the collection, management and interpretation of data


For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the fund's market environment and strategy for the 12-month period ended July 31, 2000, as well as their outlook for the coming months.

Q: How did Scudder 21st Century Growth Fund perform as we entered the 21st century?

A: We are pleased to report that the total return of the Class S shares of the fund was more than double that of the Russell 2000 Growth Index for the past 12 months. Over the same period, the fund also outpaced the 47.50% total return of the average fund in Lipper, Inc.'s small-cap growth fund investment category. The fund benefited from weightings in technology and energy that were higher than its benchmark, and from strong performance by portfolio holdings within these sectors.

While the fund's absolute results for fiscal year 2000 were exceptional, it is equally important to note that short-term market conditions changed dramatically for small-cap stocks this past spring. The period from August 1, 1999 to March 15, 2000 was an ebullient time, marked by unusually high returns for small-cap stocks, especially initial public offerings and technology stocks. Relative to earnings, stock prices for some technology companies reached extreme levels this past autumn and winter.

Beginning in mid-March, many small-cap technology stocks, particularly those tied to the Internet, began to struggle. As perceptions about U.S. interest rates and inflation shifted, unprofitable technology firms with lofty goals but weak business plans lost support among investors. For some consumer-oriented "dot-coms," their time upon the market stage was over.

Q: Interest rates rose substantially over the past year. How has this affected the portfolio?

A: Many stocks have been hurt by the Federal Reserve's efforts to raise interest rates since last summer. Between June 1998 and August 2000, the cumulative increase in short-term interest rates was 175 basis points. Small-company stocks typically do better when rates are either stable or going down. It is a particularly tough market when rates are on the rise.

Fortunately, we think we are close to or at the end of the cycle in terms of domestic interest rate increases. In our view, the market is looking ahead and sees potential stability in rates going forward. That creates a positive framework for small-company growth stocks, especially as the U.S. economy's expansion rate slows.

Q: Could you elaborate on the investment characteristics of the fund's holdings?

A: Typically our holdings, on a relative earnings basis, have performed better than large companies because they're in niches that are not mature. Although we sometimes pay a premium to buy the best, we believe this gives us a portfolio of stocks with strong balance sheets. We have found that small companies in niche markets, with solid franchises, predictable earnings, and strong balance sheets should fare well, even if the American economy slows. One such company is Trex Company, which makes plastic and wood composite boards for outdoor decks. One might wonder, why hold shares of a construction materials firm at this point in the economic cycle? From what we see, Trex has an innovative commercial-use product (made from recycled plastic and wood) that lasts much longer than pressure-treated lumber, has an effective management team, and has a demand that we believe is likely to accelerate.

Q: Among large-company stocks, energy is not regarded as a growth sector. What makes the small-company energy sector different and how have you positioned the fund to capitalize on trends in this area?

A: Since the end of 1998, natural gas prices have risen sharply. Our portfolio positioning reflects a belief that this trend is likely to continue. The increase in storage volume going into the fall 2000 heating season is now down some 25 percent from year-ago levels. Last year was a fairly warm winter, so that Americans didn't use a lot of natural gas compared to historical averages. Consequently, we think the natural gas price increases we've seen are going to stick for a couple of years. Wholesale natural gas prices have risen 30 percent in Chicago in the past year and a half, and even more on the East Coast. In our view, companies that are in exploration and production with a focus on gas are going to do well on a global basis.

Q: Could you give an example of a current energy stock holding?

A: Swift Energy, a top fifteen holding, is a company that we think is poised to benefit from higher prices and demand for gas. The company is primarily focused on the exploration and production of natural gas. Not only has the company been able to perform well in terms of finding oil and gas, and producing more every year, but it has also made a discovery in New Zealand that could potentially equal all of the company's current proven reserves.

Q: Can you talk more about the dynamics of technology investing over the past year and the fund's technology holdings?

A: Last year, a lot of financing and advertising dollars were available for business-to-consumer (B-to-C) technology companies. This past spring, that came to a screeching halt as tech stocks plummeted and lenders tightened credit. We have had no exposure to this subsector. Business-to-business (B-to-B) companies typically have a much bigger market and have had much faster growth. However, the market is going through some growing pains and investors are asking the following questions:

o    Who's going to make it and who's not?

o Who's got the best software to serve whatever products and services are required?

o How will the growing use of the Internet change the software and server markets and how will profitability be affected for existing market leaders?

o    Who's got the best financial backing?

o How will government antitrust actions and the political climate change market conditions?

These are the kinds of questions that we ask as we select stocks for each small-cap portfolio. We need to see at least some indication that cash flow is going to be positive sooner rather than later. Also, we do things thematically within technology. We look at our exposure to software versus hardware, or our exposure to wireline communications infrastructure versus wireless. We also look for companies that dominate their markets, such as Silicon Storage Technology, a company that produces low-density flash memory semiconductor devices for a wide range of markets. Flash memory does not lose data when the power source is removed and is capable of electrically erasing selected blocks of data. Silicon Storage rose 34% in the second quarter of 2000, and we think the prospects for the company remain bright. The company appears to be growing at a robust rate, with more and more network expansion.

Q:   What's your outlook for the months ahead?

A: We think the Fed's decision not to raise interest rates in August has the potential to be a catalyst to renew market enthusiasm for small-cap investing on a global basis. Investors will be searching for above-average growth potential as the U.S. economy heads toward a soft landing, and we think they'll find it in companies that are nimble and innovative enough to navigate both the financial and competitive challenges that may come.

We believe technology firms continue to offer the best growth prospects in both the United States and overseas, but we also think investors need to be more selective than ever. Over the last five years, 255 of the 685 technology stocks in existence on June 30, 1995 -- about 37% -- had negative average annual returns. Most of the ones that were down for the five-year period ended June 30, 2000 were small caps. We think that makes a powerful argument for active management in this arena.

Scudder 21st Century Growth Fund:
A Team Approach to Investing

Scudder 21st Century Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Peter Chin is responsible for the fund's day-to-day management and investment strategies. Mr. Chin has 31 years of research and portfolio management experience, primarily in small-company growth stocks.

Portfolio manager Roy C. McKay has 32 years of investment experience, with 22 years of experience specializing in small-company growth stocks.

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Balance Sheet  A condensed financial statement showing what a company owns, what it owes and the ownership interest of its stockholders in the company, at a certain time.

      Initial Public An initial public offering occurs when the owners of a Offering (IPO) private company decide to sell a portion of their interest in the business to the general public. The owners must register shares with securities regulators.

           Liquidity  The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential for greater risk and return: Investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

              Market The market value of a company's outstanding shares of Capitalization common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

     Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

        Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value

          Volatility  Characteristic of a security, commodity, or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market, or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                         as of July 31, 2000
------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Investments 4.6%
------------------------------------------------------------------------------------

 Student Loan Marketing Association Discount Note,                        -----------
    8/1/2000 (Cost $16,609,000) ............................  16,609,000  16,609,000
                                                                          -----------

                                                                  Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 95.4%
------------------------------------------------------------------------------------

 Consumer Discretionary 4.5%
 Department & Chain Stores 1.6%
 Pacific Sunwear of California, Inc.* (Operator of a
    nationwide mall-based specialty retail chain of stores)       78,200   1,182,775
 Rent-A-Center, Inc.* (Owner and operator of rent-to-own
    stores and franchises) .................................     169,200   4,653,000
                                                                          -----------
                                                                           5,835,775
                                                                          -----------
 Restaurants 0.3%
 The Cheesecake Factory, Inc.* (Operator of casual
    dining restaurants) ....................................      31,150     944,234
                                                                          -----------

 Specialty Retail 2.6%
 Cost Plus, Inc.* (Retailer of casual home living and
    entertainment products in the U.S.) ....................     142,300   4,740,369
 Gildan Activewear, Inc.* (Manufacturer and marketer
    of branded basic activewear) ...........................     126,800   4,707,450
                                                                          -----------
                                                                           9,447,819
                                                                          -----------
 Consumer Staples 1.9%
 Food & Beverage
 Wild Oats Markets, Inc.* (Operates a natural food
    supermarket chain) .....................................     293,900   2,975,738
 Hain Celestial Group, Inc.* (Distributes and sells natural,
    organic and specialty food products) ...................     142,064   3,782,454
                                                                          -----------
                                                                           6,758,192
                                                                          -----------
 Health 8.9%
 Biotechnology 4.0%
 Alexion Pharmaceuticals, Inc.* (Developer of
    immunoregulatory compounds) ............................      75,400   4,863,300
 Arena Pharmaceuticals, Inc.* (Developer of receptor-based
    screening assay using their own CART technology) .......      21,500     510,625

    The accompanying notes are an integral part of the financial statements.

                                                                                   Shares       Value ($)
----------------------------------------------------------------------------------------------------------

CryoLife, Inc.* (Provider of cryopreservation of viable
   human tissue for transplants) ..............................................      176,600    3,940,388
QLT, Inc.* (Developer of pharmaceutical products) .............................       75,100    4,948,763
                                                                                              -----------
                                                                                               14,263,076
                                                                                              -----------
Medical Supply & Specialty 1.0%
Aclara Biosciences, Inc.* (Developer of microfluidic
   technology) ................................................................       29,000    1,218,000
Cytyc Corp.* (Manufacturer of medical equipment) ..............................       18,500      888,000
Fusion Medical Technologies, Inc.* (Develops surgical
   sealants for the treatment of surgical wounds) .............................      135,100    1,511,431
                                                                                              -----------
                                                                                                3,617,431
                                                                                              -----------
Pharmaceuticals 3.9%
Biovail Corp.* (Pharmaceutical company) .......................................       82,700    4,796,600
Cell Pathways, Inc.* (Developer and commercializer of
   products to prevent and treat cancer) ......................................      155,400    4,040,400
Charles River Laboratories International, Inc.* (Provider of research tools and
   support services that enable drug discovery and development) ...............       94,500    2,852,719
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs) ................       85,500    2,415,375
                                                                                              -----------
                                                                                               14,105,094
                                                                                              -----------
Communications 4.9%
Cellular Telephone 1.2%
Research in Motion Ltd.* (Manufacturer and marketer of
   radio modem technology for a wide variety of access
   devices in the wireless communications services) ...........................       75,400    4,081,294
Triton Network Systems, Inc.* (Provider of broadband
   wireless equipment) ........................................................        5,600      154,700
                                                                                              -----------
                                                                                                4,235,994
                                                                                              -----------
Telephone/Communications 2.6%
Lightbridge, Inc.* (Provider of telecommunications
   services) ..................................................................      206,600    4,545,200
Proxim, Inc.* (Manufacturer of wireless local area
   networking products) .......................................................       13,800    1,049,663
SBA Communications Corp.* (Provider of wireless
   communications) ............................................................       85,300    3,849,163
Sunrise Telecom, Inc.* (Manufacturer and marketer of
   service verification equipment to pre-qualify, verify and
   diagnose telecommunications and Internet networks) .........................        1,900       88,350
                                                                                              -----------
                                                                                                9,532,376
                                                                                              -----------
Miscellaneous 1.1%
Netopia, Inc.* (Provider of high-speed, multi-user,
   plug-and-play Internet connectivity products) ..............................       70,900    3,828,600
                                                                                              -----------


    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
------------------------------------------------------------------------------------

Financial 1.3%
Banks
Hudson United Bancorp (Bank) .............................      200,500    4,786,938
                                                                         -----------

Media 1.8%
Broadcasting & Entertainment 0.9%
Cumulus Media, Inc. "A"* (Radio broadcasting company) ....      332,900    3,245,775
                                                                         -----------

Cable Television 0.9%
Insight Communications Co., Inc.* (Operator of cable
   television systems) ...................................      248,300    3,041,675
                                                                         -----------

Service Industries 7.1%
EDP Services 2.0%
Micromuse, Inc.* (Developer of software solutions to
   manage information technology infrastructure) .........       42,900    5,565,605
Ultimate Software Group, Inc.* (Developer of personnel
   and payroll management software solutions) ............      156,100    1,429,291
                                                                         -----------
                                                                           6,994,896
                                                                         -----------
Investment 0.6%
Multex.com, Inc.* (Provider of online investment research
   and information services) .............................       92,400    2,229,150
                                                                         -----------

Miscellaneous Commercial Services 4.5%
AnswerThink Consulting Group, Inc.* (Provider of
   consulting and technology-enabled solutions focused
   on the Internet and Web-enabled commerce) .............      133,000    2,236,063
Copart, Inc.* (Auctioneer of damaged vehicles for
   insurance companies) ..................................      392,000    5,194,000
Korn/Ferry International* (A global executive search firm)      156,800    5,272,400
Newgen Results Corp.* (Provider of customized
   database management and related services for
   automobile dealerships and manufacturers) .............       86,900    1,075,388
Vicinity Corp.* (Provider of Internet-based marketing
   infrastructure services) ..............................      110,900    2,204,138
                                                                         -----------
                                                                          15,981,989
                                                                         -----------
Miscellaneous Consumer Services 0.0%
Steiner Leisure Ltd.* (Provider of spa services, skin and
   hair products on cruise ships) ........................        7,400      143,375
                                                                         -----------


    The accompanying notes are an integral part of the financial statements.


                                                              Shares       Value ($)
------------------------------------------------------------------------------------

Durables 6.3%
Aerospace 0.3%
REMEC, Inc.* (Designer and manufacturer of microwave
   multi-function modules) ..............................       43,000    1,100,531
                                                                         -----------

Telecommunications Equipment 6.0%
Antec Corp.* (Developer and supplier of optical
   transmission equipment for cable TV) .................      193,700    7,324,281
Com21, Inc.* (Designer, developer and retailer of
   value-added, high-speed communications solutions) ....      104,000    1,820,000
Polycom, Inc.* (Manufacturer of audio and data
   conferencing products) ...............................       88,500    8,395,055
Spectrasite Holdings, Inc.* (Developer of tower networks
   for the wireless communications industry) ............      176,300    3,746,375
                                                                         -----------
                                                                         21,285,711
                                                                         -----------
Manufacturing 12.9%
Chemicals 2.9%
Albany Molecular Research, Inc.* (An integrated chemistry
   outsourcing company) .................................       80,800    4,474,300
Cabot Microelectronics Corp.* (Manufacturer of slurries
   used in chemical mechanical planarization) ...........      122,600    5,762,200
                                                                         -----------
                                                                         10,236,500
                                                                         -----------
Electrical Products 5.1%
ATMI, Inc.* (Supplier of electrical items) ..............      104,500    2,690,875
Power-One, Inc.* (Manufacturer of power supplies for
   electronic equipment manufacturers) ..................      133,350   15,743,622
                                                                         -----------
                                                                         18,434,497
                                                                         -----------
Industrial Specialty 1.8%
American Superconductor Corp.* (Developer, manufacturer
   and marketer of products utilizing superconducting
   materials for electric power applications) ...........       68,600    2,538,200
Artesyn Technologies, Inc.* (Manufacturer of electronic
   products and systems for the communications industry)       110,600    3,760,400
                                                                         -----------
                                                                          6,298,600
                                                                         -----------
Machinery/Components/Controls 2.3%
Brooks Automation, Inc.* (Developer and manufacturer
   of robots and handling systems) ......................       66,200    3,285,175
RadiSys Corp.* (Designer and manufacturer of embedded
   computer solutions) ..................................       81,900    5,036,850
                                                                         -----------
                                                                          8,322,025
                                                                         -----------
Miscellaneous 0.8%
Jakks Pacific, Inc.* (Manufacturer and developer of toys
   and related products for children) ...................      180,550    2,979,075
                                                                         -----------


    The accompanying notes are an integral part of the financial statements.

                                                              Shares       Value ($)
------------------------------------------------------------------------------------

Technology 33.4%
Computer Software 13.0%
Advent Software, Inc.* (Provider of stand-alone and
   client/server software products) ......................      121,200    6,847,815
BSQUARE Corp.* (Software developer) ......................      218,300    3,874,825
Braun Consulting, Inc.* (Provider of Internet-related
   software applications) ................................      136,500    2,951,813
Broadbase Software, Inc.* (Provider of database software)       123,300    2,905,256
Cobalt Networks, Inc.* (Provider of server appliances that
   enable organizations to establish an online presence) .      104,500    4,767,813
Digital Courier Technologies, Inc.* (Developer of Internet
   software and services) ................................      312,800    1,348,950
ITXC Corp.* (Provider of Internet-based voice and
   fax services) .........................................       20,500      371,563
Information Architects Corp.* (Provider of Web-based
   digital content and information management solutions) .      216,900    1,382,738
Manugistics Group, Inc.* (Provider of solutions for
   enterprises and evolving e-business trading networks) .       16,500      915,750
Mercator Software, Inc.* (Provider of e-business software)      146,100    2,995,050
Numerical Technologies, Inc.* (Designer of computer-aided
   design software) ......................................       17,300      806,613
Packeteer, Inc.* (Provider of application-adaptive
   bandwidth management solutions) .......................      113,000    4,350,500
Precise Software Solutions, Ltd.* (Provider of information
   technology infrastructure performance management
   software ) ............................................       38,100      800,100
Quintus Corp.* (Provider of Internet commerce software) ..      142,000    1,686,250
RSA Security, Inc.* (Provider of Internet security
   solutions for electronic business worldwide) ..........       25,500    1,616,063
Viador, Inc.* (Provider of Internet software) ............      215,400    2,288,625
VocalTec, Ltd.* (Producer of software for audio
   communications on the Internet) .......................      113,800    2,098,188
WatchGuard Technologies, Inc.* (Provider of Internet
   security products) ....................................       91,100    4,469,594
                                                                         -----------
                                                                          46,477,506
                                                                         -----------
EDP Peripherals 2.6%
Mercury Interactive Corp.* (Producer of automated
   software testing tools) ...............................       95,100    9,440,161
                                                                         -----------

Electronic Data Processing 2.2%
Internet Security Systems, Inc.* (Provider of security
   management solutions for the Internet) ................      105,900    7,823,363
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
------------------------------------------------------------------------------------

 Office/Plant Automation 3.2%
 Mercury Computer Systems, Inc.* (Manufacturer of digital
   signal processing computer systems) ....................       87,200    2,343,500
National Computer Systems, Inc. (Provider of software,
   services and systems for the collection, management
   and interpretation of data) ............................       79,000    5,678,125
Pinnacle Systems, Inc.* (Manufacturer of video
   post-production workstations) ..........................      423,700    3,243,953
                                                                          -----------
                                                                           11,265,578
                                                                          -----------
Precision Instruments 1.3%
Molecular Devices Corp.* (Developer of bioanalytical
   measurement systems) ...................................       60,400    4,741,400
                                                                          -----------

Semiconductors 9.3%
Alpha Industries, Inc.* (Designer and manufacturer of a
   variety of integrated circuits) ........................       99,800    3,399,438
Axcelis Technologies, Inc.* (Producer of ion implantation
   equipment used in the fabrication of semiconductors) ...      187,900    3,476,150
Oak Technology, Inc.* (Manufacturer of multimedia
   semiconductors and related software) ...................      117,000    2,691,000
Pixelworks, Inc.* (Designer of semiconductor related
   systems) ...............................................       14,900      570,856
Silicon Image, Inc.* (Developer of semiconductors) ........       72,100    3,821,300
Silicon Storage Technology, Inc.* (Designer of
   memory chips) ..........................................      135,000    8,530,313
SpeedFam-IPEC, Inc.* (Developer of semiconductor
   devices) ...............................................      170,900    3,385,956
Therma-Wave, Inc.* (Developer of process control systems
   for use in the manufacturing of semiconductors) ........       99,800    2,233,025
Transwitch Corp.* (Developer, marketer and supporter of
   integrated digital and mixed-signal semiconductors for
   telecommunication markets) .............................       63,850    5,100,019
                                                                          -----------
                                                                           33,208,057
                                                                          -----------
Miscellaneous 1.8%
National Information Consortium, Inc.* (Provider of
   Internet-based electronic government solutions) ........      386,800    2,997,700
Network Engines, Inc.* (Provider of integrated and scalable
   server appliances that deliver Internet application
   functionality) .........................................        5,600      154,700
SonoSite, Inc.* (Developer of miniaturized digital
   ultrasound imaging devices) ............................      113,800    3,414,000
                                                                          -----------
                                                                            6,566,400
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                                                                         Shares       Value ($)
-----------------------------------------------------------------------------------------------

 Energy 8.5%
 Oil & Gas Production 3.5%
 3TEC Energy Corp.* (Oil and gas exploration and
    production) ...................................................       118,700     1,439,238
 Barrett Resources Corp.* (Oil and gas exploration
    and production) ...............................................       108,700     3,023,219
 Key Production Co., Inc.* (Oil and gas production) ...............       204,600     2,902,763
 Swift Energy Co.* (Oil and gas exploration and
    production) ...................................................       238,200     5,225,513
                                                                                    -----------
                                                                                     12,590,733
                                                                                    -----------
 Oil Companies 1.4%
 Stone Energy Corp.* (Oil and gas company) ........................       101,000     4,848,000
                                                                                    -----------

 Oilfield Services/Equipment 3.6%
 National-Oilwell, Inc.* (Manufacturer of oil and gas
    drilling equipment) ...........................................       143,800     4,745,400
 Precision Drilling Corp.* (Provider of contract well
    drilling and other services to the oil and gas industry)              105,700     3,607,013
 Universal Compression Holdings, Inc.* (Natural gas
    compression services company) .................................       158,300     4,729,213
                                                                                    -----------
                                                                                     13,081,626
                                                                                    -----------
 Construction 3.9%
 Building Materials 0.5%
 Simpson Manufacturing Co., Inc.* (Manufacturer of
    wood-to-wood, wood-to-concrete and wood-to-masonry connectors) ..      33,400     1,636,600
                                                                                    -----------

 Building Products 3.4%
 CoStar Group, Inc.* (Provider of building plan information) ......       118,100     4,332,794
 Trex Company, Inc.* (Manufacturer of non-wood decking
    alternative products) .........................................       149,000     7,990,125
                                                                                    -----------
                                                                                     12,322,919
                                                                                    -----------
-----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $336,134,477)                                             341,651,671
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $352,743,477) (a)                        358,260,671
-----------------------------------------------------------------------------------------------

*  Non-income producing security.

(a) The cost for federal income tax purposes was $353,528,739. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $4,731,932. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,512,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $62,780,712.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $352,743,477) ......................   $358,260,671
Cash .........................................................................          3,109
Receivable for investments sold ..............................................      1,490,737
Receivable for Fund shares sold ..............................................      1,561,552
Due from Adviser .............................................................        283,561
Deferred organization expense ................................................          4,826
Other assets .................................................................            968
                                                                                 ------------
Total assets .................................................................    361,605,424

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      4,803,181
Payable for Fund shares redeemed .............................................        816,420
Accrued management fee .......................................................        198,551
Accrued reorganization costs .................................................         36,859
Accrued Trustees' fees and expenses ..........................................         72,127
Other accrued expenses and payables ..........................................        121,579
                                                                                 ------------
Total liabilities ............................................................      6,048,717
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $355,556,707
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      5,517,194
Accumulated net realized gain (loss) .........................................     16,906,266
Paid-in capital ..............................................................    333,133,247
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $355,556,707
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Class S shares
Net Asset Value, offering and redemption price per share ($352,430,736 /
   12,930,981 outstanding shares of beneficial interest, $.01 par value,        -------------
   unlimited number of shares authorized) ....................................   $      27.25
                                                                                -------------
Class A shares
Net Asset Value and redemption price per share ($2,094,990 / 76,911 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares    -------------
   authorized) ...............................................................   $      27.24
                                                                                -------------
                                                                                -------------
Maximum offering price per share (100 / 94.25 of $27.24) .....................   $      28.90
                                                                                -------------
Class B shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($693,927 / 25,523 outstanding shares of beneficial  -------------
   interest, $.01 par value, unlimited number of shares authorized) ..........   $      27.19
                                                                                -------------
Class C shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($337,054 / 12,396 outstanding shares of beneficial  -------------
   interest, $.01 par value, unlimited number of shares authorized) ..........   $      27.19
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended July 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $     80,649
Interest ......................................................        928,169
                                                                  ------------
Total Income ..................................................      1,008,818
                                                                  ------------
Expenses:
Management fee ................................................      2,251,586
Services to shareholders ......................................      1,165,193
Custodian and accounting fees .................................        107,636
Distribution services fees ....................................            782
Administrative services fees ..................................            691
Auditing ......................................................         21,701
Legal .........................................................         16,319
Trustees' fees and expenses ...................................        113,824
Reports to shareholders .......................................         34,386
Registration fees .............................................        149,495
Amortization of organization expense ..........................          4,359
Reorganization ................................................         47,267
Other .........................................................          9,300
                                                                  ------------
Total expenses, before expense reductions .....................      3,922,539
Expense reductions ............................................       (443,325)
                                                                  ------------
Total expenses, after expense reductions ......................      3,479,214
--------------------------------------------------------------------------------
Net investment income (loss)                                        (2,470,396)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................     20,122,611
Foreign currency related transactions .........................           (151)
                                                                  ------------
                                                                    20,122,460
                                                                  ------------
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     (9,950,758)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          10,171,702
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  7,701,306
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                     Eleven Months
                                   Year Ended July  Ended July 31,     Year Ended
Increase (Decrease) in Net Assets      31, 2000          1999        August 31, 1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $  (2,470,396)   $    (589,976)   $    (448,014)
Net realized gain (loss) on
   investment transactions ......      20,122,460        6,048,657          (75,261)
Net unrealized appreciation
   (depreciation) on investment
   transactions during
   the period ...................      (9,950,758)      19,613,097       (8,260,290)
                                    -------------    -------------    --------------
Net increase (decrease) in net
   assets resulting from
   operations ...................       7,701,306       25,071,778       (8,783,565)
Distributions to shareholders
   from:
Net realized gains -- Class S ....     (4,563,214)             --               --
                                    -------------    -------------    --------------
Fund share transactions:
Proceeds from shares sold .......     387,301,874       34,857,980       21,758,221
Reinvestment of distributions ...       4,511,310               --               --
Cost of shares redeemed .........    (111,213,058)     (15,346,773)      (9,368,423)
Redemption fees .................         266,762           43,738           22,595
                                    -------------    -------------    --------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................     280,866,888       19,554,945       12,412,393
                                    -------------    -------------    --------------
Increase (decrease) in net
   assets .......................     284,004,980       44,626,723        3,628,828
Net assets at beginning of
   period .......................      71,551,727       26,925,004       23,296,176
                                    -------------    -------------    --------------
Net assets at end of period .....   $ 355,556,707    $  71,551,727    $  26,925,004
                                    -------------    -------------    --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S shares (a)

-------------------------------------------------------------------------------------
                                             2000(b)    1999(c)   1998(d)  1997(e)
-------------------------------------------------------------------------------------
Net asset value, beginning of period        $18.48    $10.15      $13.11   $12.00
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss) (f)            (.31)     (.19)       (.19)    (.15)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  9.87      8.51       (2.78)   1.25
                                            -----------------------------------------
-------------------------------------------------------------------------------------
  Total from investment operations            9.56      8.32       (2.97)   1.10
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                (.82)       --          --      --
-------------------------------------------------------------------------------------
Redemption fees                                .03       .01         .01     .01
-------------------------------------------------------------------------------------
Net asset value, end of period              $27.25    $18.48      $10.15  $13.11
                                            -----------------------------------------
-------------------------------------------------------------------------------------
Total Return (%) (g)                         51.52     82.07(h)** (22.58)   9.25(h)**
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         352        72          27      23
-------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.74(i)   2.22*       2.17    3.52*
-------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions(%)                                 1.55(i)   1.75*       1.75    1.75*
-------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                   (1.10)    (1.42)*     (1.38)   (1.27)*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    135       148*        120       92*
-------------------------------------------------------------------------------------

(a) On May 1, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)  For the year ended July 31, 2000.

(c) For the eleven months ended July 31, 1999. On September 16, 1998, the Trustees of the Fund changed the fiscal year end to July 31 from August 31.

(d)  For the year ended August 31, 1998.

(e) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(f)  Based on monthly average shares outstanding during the period.

(g)  Total returns would have been lower had certain expenses not been reduced.

(h) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.51%, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On September 16, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from August 31.

Beginning May 1, 2000, the Fund offers multiple classes of shares. Class S shares are not subject to initial or contingent deferred sales charges. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining Class S shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $546,015,329 and $282,437,736, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser and certain subsidiaries have agreed to maintain the annualized expenses of the classes of the Fund until October 1, 2000 as follows: Class A shares 1.45%, Class B shares 2.20%, Class C shares 2.20%, and until May 1, 2000, Class S shares 1.75%. In addition, the Adviser and certain subsidiaries have voluntarily agreed to maintain expenses at not more than 1.20% of average daily net assets for Class S shares from May 1, 2000 through October 1, 2000. Certain expenses such as reorganization, taxes, brokerage and interest are excluded from the expense limitation. For the year ended July 31, 2000, the Adviser did not impose a portion of its management fee amounting to $6,495 and the amount imposed amounted to $2,245,091, which was equivalent to an annual effective rate of 1.00%. In addition, for the year ended July 31, 2000, the Adviser and certain subsidiaries have agreed to not impose certain class specific expenses in the amounts as follows: Class A shares $481, Class B shares $432, Class C shares $432, and Class S shares $37,351.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period May 1, 2000 through July 31, 2000, the Distribution Fee was as follows:

                                                         Total          Unpaid at
                 Distribution Fee                     Aggregated      July 31, 2000
--------------------------------------------------- ---------------  ---------------
Class B ..........................................  $          512   $          370
Class C ..........................................             270              192
                                                    --------------   --------------
                                                    $          782   $          562
                                                    ---------------  ---------------


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period May 1, 2000 through July 31, 2000 aggregated $2,032, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period May 1, 2000 through July 31, 2000, the CDSC for Class B aggregated $53 and there was no CDSC for Class C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period May 1, 2000 through July 31, 2000, the Administrative Services Fee was as follows:

                                         Total       Fees Waived by      Unpaid at
   Administrative Services Fee         Aggregated         KDI         July 31, 2000
---------------------------------- ---------------- ---------------  ---------------
Class A ........................   $          431   $           --   $          348
Class B ........................              171               --              144
Class C ........................               89               --               72
                                   ---------------  ---------------  ---------------
                                   $          691   $           --   $          564
                                   ---------------  ---------------  ---------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the period May 1, 2000 through July 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $621, $241 and $90, respectively, all of which is not imposed at July 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares of the Fund. For the year ended July 31, 2000, SSC did not impose a portion of its shareholder services fees for Class S shares of the Fund amounting to $178,539 and the amount imposed amounted to $403,593.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. For the year ended July 31, 2000, STC did not impose a portion of its fees for Class S shares of the Fund amounting to $173,297 and the amount imposed amounted to $162,519.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $86,751, of which $11,510 is unpaid at July 31, 2000.

The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended July 31, 2000, the Special Servicing Agreement expense charged to the Class S shares of the Fund amounted to $115,159.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2000, the Trustees' fees and expenses aggregated $46,749. In addition, a one-time fee of $67,075 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $33,537 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $4,403 and $7,406, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                               Year Ended                    Eleven Months Ended
                              July 31, 2000                     July 31, 1999
                   -----------------------------------------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class S ......         12,844,240  $  383,733,292        2,232,047   $   34,857,980
Class A* .....             83,549       2,407,999               --               --
Class B* .....             25,568         741,845               --               --
Class C* .....             14,613         418,738               --               --
                  ---------------  ---------------  ---------------  ---------------
                       12,967,970  $  387,301,874        2,232,047   $   34,857,980
                  ---------------  ---------------  ---------------  ---------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class S ......            155,668  $    4,511,310               --   $           --
Class A* .....                 --              --               --               --
Class B* .....                 --              --               --               --
Class C* .....                 --              --               --               --
                  ---------------  ---------------  ---------------  ---------------
                          155,668  $    4,511,310               --   $           --
                  ---------------  ---------------  ---------------  ---------------

Shares redeemed
------------------------------------------------------------------------------------
Class S ......        (3,939,805)  $(110,953,781)      (1,014,251)   $ (15,346,773)
Class A* .....            (6,638)       (191,187)               --               --
Class B* .....               (45)         (1,567)               --               --
Class C* .....            (2,217)        (66,523)               --               --
                  ---------------  ---------------  ---------------  ---------------
                      (3,948,705)  $(111,213,058)      (1,014,251)   $ (15,346,773)
                  ---------------  ---------------  ---------------  ---------------

Redemption fees
------------------------------------------------------------------------------------
Class S ......                 --  $      266,762               --   $       43,738
Class A* .....                 --              --               --               --
Class B* .....                 --              --               --               --
Class C* .....                 --              --               --               --
                  ---------------  ---------------  ---------------  ---------------
                               --  $      266,762               --   $       43,738
                  ---------------  ---------------  ---------------  ---------------

Net increase (decrease)
------------------------------------------------------------------------------------
Class S ......          9,060,103  $  277,557,583        1,217,796   $   19,554,945
Class A* .....             76,911       2,216,812               --               --
Class B* .....             25,523         740,278               --               --
Class C* .....             12,396         352,215               --               --
                  ---------------  ---------------  ---------------  ---------------
                        9,174,933  $  280,866,888        1,217,796   $   19,554,945
                  ---------------  ---------------  ---------------  ---------------

* For the period May 1, 2000 (commencement of sales of Class A, B and C shares) to July 31, 2000.

                                                             Year Ended
                                                           August 31, 1998
                                                    --------------------------------
                                                        Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class S ..........................................    1,580,844      $   21,758,221
Shares redeemed
------------------------------------------------------------------------------------
Class S ..........................................    (704,109)      $  (9,368,423)
Redemption fees
------------------------------------------------------------------------------------
Class S ..........................................           --      $       22,595
Net increase (decrease)
------------------------------------------------------------------------------------
Class S ..........................................      876,735      $   12,412,393

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Securities Trust and the Class S Shareholders of Scudder 21st Century Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S shares' financial highlights present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets, and the Class S shares' financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and Class S shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 19, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.40 per share from net long-term capital gains during its year ended July 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,000,000 as capital gains dividends for its year ended July 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder 21st Century Growth Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees of the fund.

                                                       Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                            5,073,414            96,756
   Linda C. Coughlin                               5,074,292            95,877
   Dawn-Marie Driscoll                             5,073,451            96,719
   Edgar R. Fiedler                                5,072,258            97,912
   Keith R. Fox                                    5,074,795            95,375
   Joan E. Spero                                   5,067,664           102,506
   Jean Gleason Stromberg                          5,073,651            96,518
   Jean C. Tempel                                  5,074,498            95,672
   Steven Zaleznick                                5,075,112            95,058
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:

                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      5,068,087              54,529               47,553                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 James E. Fenger*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Sewall F. Hodges*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary





 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       42

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]



PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.